EXHIBIT 24.1

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to Francis A. Tarkenton, and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Signature                        Title                             Date


/s/ HARLAND C. STONECIPHER    Chairman of the Board               May 20, 1998
--------------------------    of Directors
    Harland C. Stonecipher

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to Francis A. Tarkenton, and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Signature                       Title                         Date


/s/ RANDY HARP                Chief Financial Officer, Chief      May 20, 1998
--------------------------    Operating Officer and Director
    Randy Harp

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to Francis A. Tarkenton, and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signature                         Title                          Date


/s/ KATHLEEN S. PINSON        Controller and Director             May 20, 1998
-------------------------
    Kathleen S. Pinson

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the options granted to Francis A. Tarkenton, and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Signature                             Title                          Date


/s/ WILBURN L. SMITH             President and Director           May 20, 1998
--------------------------
    Wilburn L. Smith


/s/ PETER K. GRUNEBAUM           Director                         May 20, 1998
--------------------------
    Peter K. Grunebaum


/s/ JOHN W. HAIL                 Director                         May 20, 1998
--------------------------
    John W. Hail


/s/ DAVID A. SAVULA              Director                         May 20, 1998
--------------------------
    David A. Savula


/s/ SHIRLEY A. STONECIPHER       Director                         May 20, 1998
--------------------------
    Shirley A. Stonecipher